Supplement, dated April 7, 2006, to the
                        Prospectuses, dated May 2, 2005,
                                       of
                      Seligman Income and Growth Fund, Inc.
                                  (the "Fund")

This Supplement supersedes and replaces the Supplement, dated February 13, 2006, to the Fund's Prospectuses, dated May 2, 2005. Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectuses.

The following information supersedes and replaces the information contained under the caption "Portfolio Management" beginning on page 6 of the Fund's
Prospectuses:

The Fund is co-managed by Seligman's Core Investment Team headed by Mr. John B. Cunningham, Seligman's Investment Grade Team headed by Mr. Francis L. Mustaro, and Seligman's High-Yield Team headed by Mr. J. Eric Misenheimer (collectively, the "Portfolio Managers").

Mr. Cunningham, a Managing Director and Chief Investment Officer of Seligman, is Vice President and Portfolio Manager of the Fund. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation (a closed-end fund), Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock Portfolio, and Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

Mr. Mustaro, a Senior Vice President, Investment Officer of Seligman, is Co-Portfolio Manager of the Fund. In addition to his responsibilities in respect of the Fund, Mr. Mustaro is Portfolio Manager of Seligman Cash Management Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman U.S. Government Securities Fund (a series of Seligman High Income Fund Series) and Seligman Investment Grade Fixed Income Portfolio and Seligman Cash Management Portfolio (each a portfolio of Seligman Portfolios, Inc.). Mr. Mustaro joined Seligman in April 2006. Prior to joining Seligman, Mr. Mustaro was a Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management ("CAM") since 1995, a Managing Director of CAM since 2004 and, prior thereto, a Director of CAM since 2000.

Mr. Misenheimer, a Managing Director of Seligman, is a Co-Portfolio Manager of the Fund. Mr. Misenheimer is also Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman High-Yield Fund. Before joining Seligman, Mr. Misenheimer was Senior Vice President, Director of Taxable High Yield Fixed Income Investing for Northern Trust Global Investments and was, since July 1999, the management team leader for the Northern High Yield Fixed Income Fund.

Mr. Cunningham generally makes the investment decisions with respect to the equity securities portion of the Fund, including investments in REITs. Mr. Misenheimer is responsible for investments in high-yield securities, and Mr. Mustaro generally makes the investment decisions with respect to investment grade fixed-income securities. Mr. Cunningham, in consultation with Messrs. Misenheimer and Mustaro, determines the allocation among the available asset classes. Mr. Cunningham, with the assistance of Messrs. Misenheimer and Mustaro, considers and makes strategic investments in preferred stocks.

The Fund's Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager's ownership of securities of the Fund.

                     Supplement, dated April 7, 2006, to the
   to the Statement of Additional Information, dated May 2, 2005 (the "SAI"), of
               Seligman Income and Growth Fund, Inc. (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's SAI.

The second biography under the caption "Management of the Fund - INTERESTED DIRECTORS AND PRINCIPAL OFFICERS" on page 12 of the SAI relating to Mr. Mahony is hereby deleted in its entirety.

The following information supersedes and replaces the information relating to Mr. Mahony under the caption "Portfolio Managers -- Other Accounts Managed By Portfolio Managers" on page 25 of the SAI (the table headings have been restated for your convenience):

-------------------------------------------------------------------------------------------------------------
     Portfolio Manager         Registered Investment     Other Pooled Investment        Other Accounts
                                     Companies                  Vehicles
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Francis L. Mustaro*          5 Registered Investment    1 Pooled Investment        35 Other Accounts with
                             Companies with             Vehicle with               approximately $435.3
                             approximately $283.4       approximately $3.9         million in total assets
                             million in total assets    million in total assets    under
                             under management.          under management.          management.
-------------------------------------------------------------------------------------------------------------

*The value of the relevant accounts is provided as of March 31, 2006.

The following information supersedes and replaces the information relating to Mr. Mahony contained under the caption entitled "Portfolio Managers -- Compensation/Material Conflicts of Interest -- Compensation" on page 25 of the
SAI:

For 2006, as compensation for his responsibilities, Mr. Mustaro is entitled to receive a base salary and fixed bonus and may also be entitled to receive a discretionary bonus.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person, may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks for periods noted above and Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team.

The following information supersedes and replaces the information relating to Mr. Mahony contained under the caption entitled "Portfolio Manager -- Securities Ownership" on page 26 of the SAI:

As of April 7, 2006, Mr. Mustaro did not own shares of the Fund.